UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2019

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	STXS	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01. Regulation FD Disclosure

In order to illustrate its compliance with the initial listing standards of a national exchange, Stereotaxis, Inc. (the “Company”) is disclosing under this Item 7.01 of this Current Report on Form 8-K a balance sheet which summarizes the Company’s position as of June 30, 2019 (i) on an actual basis and (ii) on an as adjusted basis, which adjusts for the completion of a previously disclosed private placement of the Company’s equity securities to certain institutional and other accredited investors on August 7, 2019 (the “Private Placement”).

This information includes certain unaudited supplemental financial information of the Company as of June 30, 2019 for informational purposes for interested investors.

The table attached as Exhibit 99.1 summarizes the Company’s cash and cash equivalents and certain other items from its historical consolidated balance sheet as of June 30, 2019:

●	on an actual basis; and
●	on an as adjusted basis to give effect to the sale in the Private Placement of (i) 6,585,000 shares of the Company’s common stock, $0.001 par value per share, at a price of $2.05 per share and (ii) 5,610,121 shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value per share, which are convertible into shares of the Company’s common stock, at a price of $2.05 per share, for aggregate net proceeds of approximately $23.1 million, after offering expenses.

The information furnished in this Item 7.01 (including the table attached as Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including the table attached as Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Stereotaxis, Inc. Unaudited Actual and As Adjusted Balance Sheet as of June 30, 2019

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: August 22, 2019	By:	/s/ Martin C. Stammer
	Name:	Martin C. Stammer
	Title:	Chief Financial Officer

3